UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 14, 2020

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 14, 2020, the Board of Directors (the “Board”) of South Jersey Industries, Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee, elected Mr. Christopher J. Paladino, President of the New Brunswick Development Corporation, as the new director, effective, August 14, 2020, (“the Effective Date”) Mr. Paladino, will serve on the Audit Committee and Environmental, Social and Governance Committee. His appointment will be for a term expiring at the 2021 annual meeting of stockholders.

Mr. Paladino does not have any familial relationship with a director of executive officer of the Company and there are no transactions that require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Paladino will participate in the Company’s nonemployee director compensation programs, which are described in the Company’s proxy statement for its 2020 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 13, 2020.

A copy of the Company’s press release announcing the election of Mr. Paladino is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the election of Mr. Paladino the Board approved an amendment to the Company’s By-Laws increasing the number of Board Members from ten (10) to eleven (11). The revised applicable provision of the By-Laws is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit	Description
3.1	Amendment to South Jersey Industries, Inc. By-Laws effective August 14, 2020
99.1	Press release dated August 18, 2020, issued by South Jersey Industries, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: August 18, 2020	/s/ Eric Stein
Eric Stein
Interim General Counsel